iShares®

iShares Trust

Supplement dated September 18, 2017

to the Summary Prospectus (the “Summary Prospectus”), and

Prospectus (the “Prospectus”), each dated July 1, 2017, and

Statement of Additional Information (the “SAI”),

dated July 1, 2017 (as revised August 17, 2017),

for each of the iShares California Muni Bond ETF (CMF)

and iShares New York Muni Bond ETF (NYF)

(each, a “Fund” and together the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for each Fund.

The Board of Trustees of iShares Trust has authorized the following stock split for each Fund at the ratio indicated below for shareholders of record as of the close of business on October 13, 2017, effective after the close of trading on October 17, 2017:

Fund Name	Ticker	Proposed Forward Split Ratio
iShares California Muni Bond ETF	CMF	2 for 1
iShares New York Muni Bond ETF	NYF	2 for 1

Shares of each Fund will begin trading on a split-adjusted basis on October 18, 2017.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-CMF-0918

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE